AMENDMENT NO. 1 TO AMENDED & RESTATED OMNIBUS CREDIT AGREEMENT

This Amendment No. 1, dated as of February 11, 2010 (this "Amendment"), to the Amended & Restated Omnibus Credit Agreement, dated as of January 29, 2010 (as amended by this Amendment, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Agreement"), by and among (i) The Student Loan Corporation, a Delaware corporation, as borrower (together with its permitted successors and assigns in such capacity, "Borrower"), (ii) Citibank, N.A., a national banking association, as lender (together with its permitted successors and assigns in such capacity, "Lender"), (iii) Citibank, N.A., a national banking association, not in its individual capacity but solely in its separate capacity as the Trustee under the Trust Agreement referred to in the Agreement, solely for purposes of the sections of the Agreement specified therein, and (iv) the Non-Securitization Subsidiaries that become parties to the Agreement from time to time pursuant to Joinder Agreements, is entered into between Borrower and Lender pursuant to Section 8.1 of the Agreement.  Capitalized terms used and not defined in this Amendment have the meanings set forth or incorporated by reference in the Agreement.

R E C I T A L S

WHEREAS, Section 8.1 of the Agreement permits Borrower and Lender to amend the Agreement by written agreement between Borrower and Lender (except that amendments to certain specified sections of the Agreement also require the written agreement of the Trustee);

WHEREAS, Borrower and Lender desire to amend Exhibit C to the Agreement in the manner provided in this Amendment; and

WHEREAS, Section 8.1 of the Agreement does not require the written agreement of the Trustee to amendments to Exhibit C to the Agreement.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms contained herein, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.1 Amendments to Exhibit C to the Agreement.

(a)           The first sentence of the fourth bullet point under clause (1) of Exhibit C to the Agreement is hereby amended and restated to read as follows:

"CitiAssist loans, substantially all of which were originated in 2007."

(b)           The first sentence of the fourth bullet point under clause (2) of Exhibit C to the Agreement is hereby amended and restated to read as follows:

" CitiAssist loans, substantially all of which were originated in 2008/2009/2010."

ARTICLE II

MISCELLANEOUS

Section 2.1 Effectiveness of Amendment.  This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by each of Borrower and Lender.

Section 2.2 Ratification of Agreement.  The Agreement as modified by this Amendment and all rights and remedies of the parties thereunder are and shall continue to be in full force and effect in accordance with the terms thereof, and the same as modified by this Amendment are hereby ratified and confirmed in all such respects by the parties hereto.

Section 2.3 Effect of Section Headings.  The section headings in this Amendment are for convenience only and shall not affect the construction of this Amendment.

Section 2.4 Separability.  In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.5 Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 2.6 Counterparts.  This Amendment may be executed in any number of counterparts and by the parties in separate counterparts (including by facsimile, electronic mail or other means of electronic communication), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Agreement to be duly executed as of the date and year first above written.

THE STUDENT LOAN CORPORATION, as Borrower

By:	/s/ Joseph P. Guage
Name: Joseph P. Guage
Title: Chief Financial Officer

CITIBANK, N.A., as Lender

By:	/s/ Reginald Chen
Name: Reginald Chen
Title: Managing Director